FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of December 19, 2022, to be effective as of August 1, 2022, is made by and among RPM INTERNATIONAL INC., a Delaware corporation (the "Company"), RPM ENTERPRISES, INC., a Delaware corporation ("Enterprises"), RPOW UK LIMITED, a limited company incorporated under the laws of England and Wales ("RPOW-UK"), RPM EUROPE HOLDCO B.V., a private company with limited liability formed under the laws of the Netherlands ("RPM-Europe"), RPM CANADA, a general partnership registered under the laws of the Province of Ontario ("RPM Canada"), RPM CANADA COMPANY FINANCE ULC, an unlimited liability company organized under the laws of the Province of British Columbia, ("RPM Canada Company"), TREMCO ASIA PACIFIC PTY. LIMITED, a corporation incorporated under the laws of the Commonwealth of Australia ("Tremco"), RPM Europe Finance Designated Activity Company, an Irish Designated Activity Company Limited by Shares ("RPM Europe Finance") (each of the foregoing referred to herein as a "Borrower" and collectively referred to as the "Borrowers"), the other LENDERS party hereto (the "Lenders") and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (hereinafter referred to in such capacity as the "Administrative Agent").

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of October 31, 2018, as amended by that certain First Amendment to Credit Agreement, dated as of April 30, 2020, as amended by that certain Second Amendment to Credit Agreement, dated as of December 16, 2021, as amended by that certain Third Amendment to Credit Agreement, dated as of December 30, 2021, and as further as amended by that certain Fourth Amendment to Credit Agreement (the "Fourth Amendment"), dated as of August 1, 2022 (as amended, the "Credit Agreement");

WHEREAS, the parties hereto have agreed to make certain amendments and grant certain other accommodations all as hereinafter provided, and, subject to the terms and conditions hereof, the Administrative Agent and Lenders are willing to do so.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.
Definitions. Except as set forth in this Amendment, defined terms used herein shall have the meanings given to them in the Credit Agreement and the rules of construction set forth in Section 1.2 [Construction] of the Credit Agreement shall apply to this Amendment.
2.
Amendments to the Credit Agreement.
(a)
The following defined term in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

"Applicable Margin shall mean, as applicable:

4856-8425-0714, v.3

(A) the percentage spread to be added to the Base Rate applicable to Revolving Credit Loans under the Base Rate Option based on the Debt Rating then in effect according to the pricing grid on Schedule 1.1(A) below the heading "Base Rate Loan Spread",

(B) the percentage spread to be added to Daily Simple RFR applicable to Revolving Credit Loans under the Daily Simple RFR Option based on the Debt Rating then in effect according to the pricing grid on Schedule 1.1(A) below the heading "Daily Simple RFR Loan Spread", or

(C) the percentage spread to be added to the Term SOFR Rate or Term RFR applicable to Revolving Credit Loans under the Term Rate Loan Option based on the Debt Rating then in effect according to the pricing grid on Schedule 1.1(A) below the heading "Term Rate Loan Spread".

Any change to the Debt Rating of the Company will immediately change the Applicable Margin as set forth above, effective on the date of such change in the Debt Rating."

(b)
Section 2.1.2(i)(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(c) Aggregate Revolving Credit Commitments. After giving effect to such increase, the total Revolving Credit Commitments shall not exceed the lesser of (i) $1,550,000,000 or (ii) the sum of (A) the total Revolving Credit Commitments as in effect on the date of such request prior to giving effect to any requested increase, plus (B) $200,000,000 minus the amount of any prior increase to the Revolving Credit Commitments under this Section 2.1.2;”

(c)
Schedule 1.1(A) of the Credit Agreement is hereby amended and restated in its entirety as attached hereto as Exhibit A.
3.
Conditions Precedent. The Borrowers, the Administrative Agent and the Lenders acknowledge and agree that the amendments set forth herein shall only be effective upon the occurrence of all the following conditions precedent:
(a)
Amendment. The Borrowers, the Administrative Agent and the Required Lenders shall have executed and delivered to the Administrative Agent this Amendment.
(b)
Fees. The Borrowers shall have paid to the Administrative Agent all fees due and owing the Administrative Agent and all reasonable, documented costs and expenses of the Administrative Agent, including without limitation, reasonable, documented fees of the Administrative Agent's counsel in connection with this Amendment.
(c)
Miscellaneous. Such other documents, agreements, instruments, deliverables and items deemed reasonably necessary by the Administrative Agent.

2

4856-8425-0714, v.3

4.
Representations and Warranties. Each Borrower covenants and agrees with and represents and warrants to the Administrative Agent and the Lenders as follows:
(a)
each Borrower possesses all of the powers requisite for it to enter into and carry out the transactions referred to herein and to execute, enter into and perform the terms and conditions of this Amendment, the Credit Agreement and the other Loan Documents and any other documents contemplated herein that are to be performed by such Borrower; and that any and all actions required or necessary pursuant to such Borrower's organizational documents or otherwise have been taken to authorize the due execution, delivery and performance by such Borrower of the terms and conditions of this Amendment; the officer of such Borrower executing this Amendment are the duly elected, qualified, acting and incumbent officers of such Borrower and hold the title set forth below his/her name on the signature lines of this Amendment; and such execution, delivery and performance will not conflict with, constitute a default under or result in a breach of any applicable law or any material agreement or instrument, order, writ, judgment, injunction or decree to which such Borrower is a party or by which such Borrower or any of its properties are bound, and that all consents, authorizations and/or approvals required or necessary from any third parties in connection with the entry into, delivery and performance by such Borrower of the terms and conditions of this Amendment, the Credit Agreement, the other Loan Documents and the transactions contemplated hereby have been obtained by such Borrower and are full force and effect;
(b)
this Amendment, the Credit Agreement and the other Loan Documents constitute the valid and legally binding obligations of each Borrower, enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws and by general equitable principles, whether enforcement is sought by proceedings at law or in equity;
(c)
all representations and warranties made by each Borrower in the Credit Agreement and the other Loan Documents are true and correct in all respects (in the case of any representation or warranty containing a materiality modification) or in all material respects (in the case of any representation or warranty not containing a materiality modification) (except representations and warranties which expressly relate to an earlier date or time, which representations or warranties are true and correct on and as of the specific dates or times referred to therein);
(d)
this Amendment is not a substitution, novation, discharge or release of any Borrower's obligations under the Credit Agreement or any of the other Loan Documents, all of which shall and are intended to remain in full force and effect; and
(e)
no Event of Default or Potential Default has occurred and is continuing under the Credit Agreement or the other Loan Documents.
5.
Ratification. Except as expressly modified herein and hereby, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall be and remain in full force and effect in accordance with their respective terms, and this Amendment shall not be construed to waive or impair any rights, powers or remedies of Administrative Agent or any Lender under the Credit Agreement or the other Loan Documents. In the event of any inconsistency between the terms of this Amendment and the Credit Agreement or the other Loan Documents, this

3

4856-8425-0714, v.3

Amendment shall govern. This Amendment shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Amendment or any part hereof to be drafted.
6.
Governing Law, etc.. This Amendment shall be deemed to be a contract under the Laws of the State of Ohio without regard to its conflict of laws principles. The terms of the Credit Agreement relating to submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.
7.
Counterparts; Effective Date; Electronic Signatures. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment shall be effective as of the date first set forth above. The Borrowers, the Administrative Agent and Lenders hereby (i) agree that, for all purposes of this Amendment, electronic images of this Amendment or any other Loan Documents (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waive any argument, defense or right to contest the validity or enforceability of the Amendment or any other Loan Documents based solely on the lack of paper original copies of such Amendment and Loan Documents, including with respect to any signature pages thereto.
8.
Severability. The provisions of this Amendment are intended to be severable. If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.
9.
Notices. Any notices with respect to this Amendment shall be given in the manner provided for in Section 12.5 [Notices; Effectiveness; Electronic Communication] of the Credit Agreement.
10.
Survival. All representations and warranties contained herein shall survive Payment In Full. All covenants, agreements, undertakings, waivers and releases of the Borrowers contained herein shall continue in full force and effect from and after the date hereof and until Payment In Full.
11.
Amendment. No amendment, modification, rescission, waiver or release of any provision of this Amendment shall be effective unless the same shall be in writing and signed by the parties hereto.
12.
Entire Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR

4

4856-8425-0714, v.3

SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.
13.
Amendment as Loan Document; Incorporation into Loan Documents. The parties hereto acknowledge and agree that this Amendment constitutes a Loan Document. This Amendment shall be incorporated into the Credit Agreement by this reference and each reference to the Credit Agreement that is made in the Credit Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Credit Agreement as amended hereby.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
[SIGNATURE PAGES FOLLOW]

5

4856-8425-0714, v.3

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

BORROWERS:

RPM INTERNATIONAL INC.

By: /s/ Tracy D. Crandall
Name: Tracy D. Crandall
Title: Vice President – Compliance and Sustainability, Associate General Counsel and Assistant Secretary

RPM ENTERPRISES, INC.

By: /s/ Tracy D. Crandall
Name: Tracy D. Crandall
Title: Assistant Secretary

4856-8425-0714, v.3

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
CREDIT AGREEMENT]

RPOW UK LIMITED

By: /s/ Hilde De Backer
Name: Hilde De Backer
Title: Director

RPM EUROPE HOLDCO B.V.

By: /s/ Hilde De Backer
Name: Hilde De Backer
Title: Director

RPM CANADA

By: /s/ Tracy D. Crandall
Name: Tracy D. Crandall
Title: Assistant Secretary

RPM CANADA COMPANY FINANCE ULC

By: /s/ Tracy D. Crandall
Name: Tracy D. Crandall
Title: Assistant Secretary

TREMCO ASIA PACIFIC PTY. LIMITED

By: /s/ Paul G. P. Hoogenboom
Name: Paul G. P. Hoogenboom
Title: Director

4856-8425-0714, v.3

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
CREDIT AGREEMENT]

RPM Europe Finance Designated Activity Company

By: /s/ Hilde De Backer

Name: Hilde De Backer

Title: Director

4856-8425-0714, v.3

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By: /s/ Scott A. Nolan

Name: Scott A. Nolan

Title: Senior Vice President

4856-8425-0714, v.3

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
CREDIT AGREEMENT]

KEYBANK NATIONAL ASSOCIATION

By: /s/ John R. Macks

Name: John R. Macks

Title: Vice President

4856-8425-0714, v.3

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Nathan R. Rantala

Name: Nathan R. Rantala

Title: Managing Director

4856-8425-0714, v.3

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
CREDIT AGREEMENT]

CITIZENS BANK, N.A.

By: /s/ Izabela Algave

Name: Izabela Algave

Title: Vice President

4856-8425-0714, v.3

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
CREDIT AGREEMENT]

BANK OF AMERICA, N.A.

By: /s/ Bettina Buss

Name: Bettina Buss

Title: Director

4856-8425-0714, v.3

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
CREDIT AGREEMENT]

MUFG BANK, LTD.

By: /s/ Jorge Georgalos

Name: Jorge Georgalos

Title: Director

4856-8425-0714, v.3

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
CREDIT AGREEMENT]

BMO HARRIS BANK N.A.

By: /s/ Doug Steen

Name: Doug Steen

Title: Director

4856-8425-0714, v.3

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
CREDIT AGREEMENT]

KBC BANK, NV

By: /s/ Nicholas Fiore

Name: Nicholas Fiore

Title: Managing Director

By: /s/ Susan Silver

Name: Susan Silver

Title: Managing Director

4856-8425-0714, v.3

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
CREDIT AGREEMENT]

GOLDMAN SACHS LENDING PARTNERS LLC

By: /s/ Keshia Leday

Name: Keshia Leday

Title: Authorized Signatory

GOLDMAN SACHS BANK USA

By: /s/ Keshia Leday

Name: Keshia Leday

Title: Authorized Signatory

4856-8425-0714, v.3

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Kenneth R. Fieler

Name: Kenneth R. Fieler

Title: Vice President

4856-8425-0714, v.3

[SIGNATURE PAGE TO FIFTH AMENDMENT TO
CREDIT AGREEMENT]

FIRST NATIONAL BANK OF PENNSYLVANIA

By: /s/ Jerome Sidley

Name: Jerome Sidley

Title: Commercial Manager

4856-8425-0714, v.3